Exhibit 10.7

Form of Subscription Agreement

NAME OF SUBSCRIBER:

CHINA COMMERCIAL CREDIT, INC.
SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATION

SECTION 1.

1.1           Subscription.  The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the number of shares of common stock, $0.001 par value (the “Common Stock”) of China Commercial Credit, Inc., a Delaware corporation (the “Company”), indicated on page 8 hereof, on the terms and conditions described herein.

1.2           Purchase of Common Stock.

The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Common Stock, if any, shall be $0.001 per share of Common Stock.  Payment for the Common Stock shall be made by check or wire transfer in accordance with the instructions of the Company, together with an executed copy of this Agreement and any other required documents.

SECTION 2.

2.1           Acceptance or Rejection.

(a)           The undersigned understands and agrees that the Company reserves the right to reject this subscription for the Common Stock in whole or part, at any time prior to the Closing if, in its reasonable judgment, it deems such action in the best interests of the Company, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned’s subscription.

(b)           In the event (i) of rejection of this subscription, (ii) if the Company shall not be required to file periodic reports with the Securities and Exchange Commission by March 31, 2013 through the Company’s contemplated variable interest entity structure, or (iii) the sale of the Common Stock subscribed for by the undersigned is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the purchase price remitted in accordance with clause 1.2 by the undersigned, without interest thereon or deduction therefrom, in exchange for the Common Stock.

2.2           Closing: The closing (the “Closing”) of the purchase and sale of any of the Common Stock, following the acceptance by the Company of the undersigned’s subscription, as evidenced by the Company’s execution of this Subscription Agreement, shall take place at the principal offices of offices of the Company or such other place as determined by the Company, on such date as is determined by the Company.  Subsequent Closings, if any, will be held at the offices of the Company at such times as are determined by the Company.  At the Closing of the purchase and sale of the Common Stock subscribed to by the undersigned, the Company shall prepare for delivery to the undersigned the certificates for the securities to be issued and sold to the undersigned, duly registered in the undersigned’s name against payment in full by the undersigned in accordance with clause 1.2.

SECTION 3.

3.1           Investor Representations and Warranties.

The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a)           The undersigned is acquiring the Common Stock for his or its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Common Stock or any of the components of the Common Stock.  Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Common Stock for which the undersigned is subscribing or any of the components of the Common Stock.

(b)           The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(c)           The undersigned acknowledges his understanding that the offering and sale of the Common Stock is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”).  In furtherance thereof, the undersigned represents and warrants to and agrees with the Company and its affiliates as follows:

(i)           The undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned has in mind merely acquiring Common Stock for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise.  The undersigned does not have any such intention.

(ii)          The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company;

 (iii)        The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Common Stock.  If other than an individual, the undersigned also represents it has not been organized for the purpose of acquiring the Common Stock.

(d)           The information in the Accredited Investor Questionnaire completed and executed by the undersigned is substantially in the form of the Accredited Investor Questionnaire (the “Accredited Investor Questionnaire”) and is accurate and true in all respects and the undersigned is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

(e)           The undersigned:

(i)           Has been furnished with any and all documents which may have been made available upon request for a reasonable period of time prior to the date hereof;

(ii)          Has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Common Stock, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

(iii)         Has been given the opportunity for a reasonable period of time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the offering of the Common Stock and other matters pertaining to this investment, and have been given the opportunity for a reasonable period of time prior to the date hereof to obtain such additional information necessary to verify the accuracy of the information provided in order for him to evaluate the merits and risks of purchase of the Common Stock to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

(iv)          Has not been furnished with any oral representation or oral information in connection with the offering of the Common Stock which is not contained herein; and

(v)           Has determined that the Common Stock is a suitable investment for the undersigned and that at this time the undersigned could bear a complete loss of such investment.

(f)           The undersigned is not relying on the Company, or its affiliates with respect to economic considerations involved in this investment.  The undersigned has relied on the advice of, or has consulted with only those persons, if any, named herein and in the Accredited Investor Questionnaire.

(g)           The undersigned represents, warrants and agrees that he will not sell or otherwise transfer the Common Stock without registration under the Securities Act or an exemption therefrom and fully understands and agrees that he must bear the economic risk of his purchase because, among other reasons, the Common Stock have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available.  In particular, the undersigned is aware that the Common Stock are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met.  The undersigned also understands that, except as otherwise provided herein and in the certificates for the Common Stock, the Company is under no obligation to register the Common Stock on his behalf or to assist him in complying with any exemption from registration under the Securities Act or applicable state securities laws.  The undersigned further understands that sales or transfers of the Common Stock are further restricted by state securities laws and the provisions of this Agreement.

(h)           No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for Common Stock the undersigned is not relying upon any representations other than those contained herein.

(i)            Any information which the undersigned has heretofore furnished to the Company with respect to his financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information he will immediately furnish such revised or corrected information to the Company.

(j)            The undersigned understands and agrees that the certificates for the Common Stock shall bear the following legend until (i) such securities shall have been registered under the Securities Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable “Blue Sky” or state securities laws:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE “BLUE SKY” OR SIMILAR SECURITIES LAW.”

(k)           The undersigned understands that an investment in the Common Stock is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

(l)            The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Common Stock will not cause such overall commitment to become excessive.

(m)           The foregoing representations, warranties and agreements shall survive the Closing.

3.2           Company Representations And Warranties.

The Company hereby acknowledges, represents and warrants to, and agrees with each Investor (which representations and will be true and correct as of the date of the Closing as if the Agreement were made on the date of Closing) as follows:

(a)           The Company has been duly organized, is validly existing and is in good standing under the laws of the State of Delaware.  The Company has full corporate power and authority to enter into this Agreement and this Agreement, has been duly and validly authorized, executed and delivered by the Company and are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforcement may be limited by the United States Bankruptcy Code and laws effecting creditors rights, generally.

(b)           Subject to the performance by the Investors of their respective obligations under this Agreement and the accuracy of the representations and warranties of the Investor, the offering and sale of the Securities will be exempt from the registration requirements of the Act.

(c)           The execution and delivery by the Company of, and the performance by the Company of its obligations hereunder in accordance with its terms will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with its terms.

(d)           All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive or similar rights.    The Shares have been duly authorized and, when issued and delivered as provided by this Agreement, will be validly issued and fully paid and non-assessable, and the Shares are not subject to any preemptive or similar rights.

(e)           The Company is not in violation of its charter or bylaws and is not in material default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust, license, contract, lease or other instrument to which the Company is a party or by which it is bound, or to which any of the property or assets of the Company is subject, except such as have been waived or which would not have, singly or in the aggregate, prevent the Company from discharging its obligations under this Agreement.

(f)           The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement will not contravene any provision of law known by the Company to be applicable to it, or the charter documents of, the Company or any subsidiary of the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary of the Company and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with its terms.

(g)           There is no material litigation or governmental proceeding pending, or to the knowledge of the Company, threatened against, or involving the property or the business of the Company, or, to the best knowledge of the Company which would adversely affect the condition (financial or otherwise), business, prospects or results of operations of the Company, taken as a whole.

(h)           The foregoing representations, warranties and agreements shall survive the Closing.

SECTION 4.

4.1           Indemnity.  The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

4.2           Modification.  Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

4.3           Notices.  Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

4.4           Counterparts.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

4.5           Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

4.6           Entire Agreement.  This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

4.7           Assignability.  This Agreement is not transferable or assignable by the undersigned.

4.8           Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

4.9           Pronouns.  The use herein of the masculine pronouns “him” or “his” or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

[SIGNATURE PAGES FOLLOW]

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the _____ day of August 2012.

	X $0.001 Per Share	= $_________________
Common Stock Subscribed for		Purchase Price

Manner in which Title is to be held (Please Check One):

1.	☐ Individual

2.	☐ Joint Tenants with Right of Survivorship

3.	☐ Community Property

4.	☐ Tenants in Common

5.	☐ Corporation/Partnership/Limited Liability Company

6.	☐ Married with Separate Property

7.	☐ Tenants by the Entirety

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 11
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 12

EXECUTION BY NATURAL PERSONS

Exact Name in Which Title is to be Held

Name (Please Print)	Name of Additional Purchaser

Residence: Number and Street	Address of Additional Purchaser

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number
(Signature)	(Signature of Additional Purchaser)

ACCEPTED this ______ day of August, 2012 on behalf of the Company.

CHINA COMMERCIAL CREDIT, INC.

By:
Name:
Title:

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, Trust, Etc.)

Name of Entity (Please Print)

Date of Incorporation or Organization:

State of Principal Offices:

Federal Taxpayer Identification Number:

By:

Title:

[seal]

Attest:
(If Entity is a Corporation)

Address

                     ACCEPTED this ______ day of __________, 2012 on behalf of the Company.

CHINA COMMERCIAL CREDIT, INC.

By:
Name:
Title: